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                                                                    Exhibit 23.2


                        [LETTERHEAD OF KPMG LLP]





            Consent of Independent Certified Public Accountants
            ---------------------------------------------------


The Board of Directors
Metro Networks, Inc.:


We consent to the use of our reports incorporated by reference herein and to the reference to our firm under the heading "Experts" in the registration statement.



/s/ KPMG LLP
----------------
KPMG LLP


Houston, Texas
August 19, 1999